PRUDENTIAL JENNISON BLEND FUND, INC.

Supplement dated November 27, 2013
to the Prospectus and Statement of Additional Information (SAI) dated October 31, 2013

Jason M. Swiatek, CFA has joined Blair A. Boyer, Spiros “Sig” Segalas, David A. Kiefer, CFA, John P. Mullman, CFA, Jason T. McManus and Mehdi Mahmud as a portfolio manager for the Fund. To reflect this change, the Prospectus and SAI are revised, as follows:

In the section of the Prospectus entitled “Fund Summary,” the sub-section entitled “Management of the Fund” is revised by deleting the portfolio manager table and substituting the new table appearing below:

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Jennison Associates LLC	Blair A. Boyer	Managing Director	January 2005
		Spiros “Sig” Segalas	Director, President & Chief Investment Officer	February 2005
		David A. Kiefer, CFA	Managing Director	August 2000
		John P. Mullman, CFA	Managing Director	November 2008
		Jason M. Swiatek, CFA	Managing Director	November 2013
		Jason T. McManus	Managing Director	November 2008
		Mehdi Mahmud	Director, Chairman and Chief Executive Officer	November 2008

In the section of the Prospectus entitled “How the Fund is Managed,” the sub-section entitled “Portfolio Managers” is revised by adding the following professional biography for Mr. Swiatek:

Jason M. Swiatek, CFA is a Managing Director of Jennison, which he joined in August 2000. He was named Co-Manager of Small Cap portfolios in September 2005 and co-Manager of SMid Cap portfolios in November 2013. Prior to Jennison, Mr. Swiatek was with Prudential, which he joined in 1995 as a financial reviewer for the asset management group. In1996, he moved to Prudential’s global growth equities team before joining the Small Cap equity team in January 1999. Prior to Prudential, Mr. Swiatek worked at Munistat/PFA and the Center for Entrepreneurship. Mr. Swiatek received a BS, summa cum laude, in finance from Canisius College. He is a member of The New York Society of Security Analysts and CFA Institute.

In Part I of the SAI, the section entitled “Additional Information About Portfolio Managers—Other Accounts and Ownership of Fund Securities,” the table entitled “Portfolio Managers: Information About Other Accounts” is revised by adding the following information pertaining to Mr. Swiatek:

Portfolio Managers	Registered Investment Companies/Total Assets	Other Pooled Investment Vehicles/Total Assets	Other Accounts/Total Assets	Ownership of Fund Shares
Jason M. Swiatek, CFA	None	3/ $881,140,000	10/ $2,019,643,000	None

Information in the above table is as of October 31, 2013.

In Part I of the SAI, the section entitled “Additional Information About Portfolio Managers – Compensation and Conflicts of Interest” is revised by deleting the Compensation section for Jennison Associates LLC and replacing it with the following:

COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation. The factors reviewed for the portfolio managers are listed below in order of importance.

The following primary quantitative factor is reviewed for the portfolio managers:

•	One, three, five year and longer term pre-tax investment performance of groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.
•	Performance for the composite of accounts that includes the portion of the Fund managed by Messrs. Boyer and Segalas is measured against the Russell 1000 Growth Index.
•	Performance for the composite of accounts that includes the portion of the Fund managed by Mr. Kiefer is measured against the Russell 1000 Value Index.
•	Performance for the composite of accounts that includes the portion of the Fund managed by Messrs. Mullman, Swiatek, McManus and Mahmud is measured against the Russell 2500 Index.
•	Performance for the composite of accounts that includes the total Fund is measured against the Standard & Poor’s 500 Index and is considered for Messrs. McManus and Mahmud.

The qualitative factors reviewed for the portfolio managers may include:

•	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
•	Historical and long-term business potential of the product strategies;
•	Qualitative factors such as teamwork and responsiveness; and
•	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.

Also, firm-wide business performance is taken into account as a very significant factor in setting the compensation of Mr. Mahmud.

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